Exhibit 10.40

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is entered into effective as of March 31, 2009, by and among The Brown Family Trust, an Alaskan Trust (“Lender”), WAA, LLC, a Nevada limited liability company (“WAA”), White Star LLC (“White Star”), SRZ Trading LLC (“SRZ”), Mueller Trading LP (“Mueller”), Jason Lyons (“Lyons”; White Star, SRZ, Mueller, and Lyons collectively, the “White Star Lenders”), Voyant International Corporation, a Nevada corporation (“Borrower”), RocketStream, Inc., a Nevada corporation (“RSI”), and Zeros & Ones Technologies, Inc., a Delaware corporation (“ZOTI”; RSI and ZOTI collectively, the “Guarantors”).

WHEREAS, Borrower has heretofore borrowed the aggregate principal amount of $3,702,703 from Lender under three Bridge Loans (defined below); and

WHEREAS, Borrower has borrowed $350,000 from WAA (the “WAA Loan”) pursuant to the terms of a Secured Promissory Note, dated November 9, 2006 (the “WAA Note”); and

WHEREAS, Lender, WAA, and Borrower are parties to that certain Second Amended and Restated Intercreditor Agreement dated February 29, 2008 (the “WAA Intercreditor Agreement”); and

WHEREAS, Borrower has borrowed $300,000 from the White Star Lenders (the “White Star Loans”) pursuant to the terms of four separate Secured Notes, each dated January 26, 2009 (the “White Star Notes”); and

WHEREAS, the White Star Lenders, WAA, and Borrower are parties to that certain Intercreditor Agreement dated January 26, 2009 (the “White Star Intercreditor Agreement”); and

WHEREAS, Borrower has requested that Lender extend the maturity of one of the Bridge Loans (the Bridge Loan related to the $2,000,000 Note (as defined below)) and Lender is willing to do so on the terms and conditions as set forth in an Amendment to Second Amended and Restated Secured Promissory Note and Second Amended and Restated Loan Agreement (the “Lender Amendment”) dated as of February 20, 2009; and

WHEREAS, among the terms and conditions contained in the Lender Amendment is the execution and delivery of an intercreditor agreement; and

WHEREAS, this Agreement is intended to be the intercreditor agreement referenced in the Lender Amendment; and

WHEREAS, WAA and the White Star Lenders will each receive benefits from extension of the Bridge Loans and the other modifications contemplated in the Lender Amendment; and

WHEREAS, Lender’s agreement to modify the Bridge Loans and enter into the Lender Amendment was expressly conditioned on WAA and the White Star Lenders agreeing to enter into this Agreement to, among other things, establish the relative priorities of the loans made by Lender, WAA, and the White Star Lenders to Borrower and the collateral related to each such loan; and

WHEREAS, Borrower has requested that Lender further extend the maturity of the Bridge Loan related to the $2,000,000 Note (as defined below) and modify certain of the terms thereof and Lender is willing to do so on the terms and conditions as set forth in an Amendment to Second Amended and Restated Secured Promissory Note and Second Amended and Restated Loan Agreement (the “Second Lender Amendment”) dated concurrently herewith; and

WHEREAS, Borrower has requested that Lender extend the maturity of the Bridge Loan related to the $702,703 Note (as defined below) and modify certain of the terms thereof and Lender is willing to do so on the terms and conditions as set forth in an Amendment to Amended and Restated Secured Promissory Note and Amended and Restated Loan Agreement (the “Third Lender Amendment”) dated concurrently herewith; and

WHEREAS, Borrower has requested that Lender modify certain of the terms of the Bridge Loan related to the $1,000,000 Note (as defined below) and Lender is willing to do so on the terms and conditions as set forth in an Amendment to Amended and Restated Secured Promissory Note and Amended and Restated Loan Agreement (the “Fourth Lender Amendment”) dated concurrently herewith; and

WHEREAS, Borrower has requested that the White Star Lenders extend the maturity of the White Star Loans to not earlier than October 14, 2009, and the White Star Lenders are willing to do so on the terms and conditions as set forth in an Amendment relating to the White Star Notes (the “White Star Amendment”); and

WHEREAS, among the terms and conditions contained in the Second Lender Amendment, the Third Lender Amendment, and the Fourth Lender Amendment is the execution and delivery of an intercreditor agreement; and

WHEREAS, this Agreement is intended to be the intercreditor agreement referenced in the Second Lender Amendment, the Third Lender Amendment, and the Fourth Lender Amendment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Definitions.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agreement (defined below).  The following terms in this Agreement shall have the following meanings:

“$1,000,000 Note” means that certain Secured Promissory Note, in the original principal amount of $1,000,000, dated as of October 14, 2008, executed and delivered by Borrower and payable to the order of Lender, pursuant to the terms of the $1,000,000 Loan Agreement.

“$1,000,000 Loan Agreement” means that certain Loan Agreement, dated as of October 14, 2008, between Borrower and Lender.

“$2,000,000 Note” means that certain Second Amended and Restated Secured Promissory Note, in the original principal amount of $2,000,000, dated as of February 29, 2008, executed and delivered by Borrower and payable to the order of Lender, pursuant to the terms of the $2,000,000 Loan Agreement.

“$2,000,000 Loan Agreement” means that certain Second Amended and Restated Loan Agreement, dated as of February 29, 2008, between Borrower and Lender.

“$702,703 Note” means that certain Amended and Restated Secured Promissory Note, in the original principal amount of $702,703, dated as of June 9, 2008, executed and delivered by Borrower and payable to the order of Lender, pursuant to the terms of the $702,703 Loan Agreement.

“$702,703 Loan Agreement” means that certain Amended and Restated Loan Agreement, dated as of June 9, 2008, between Borrower and Lender.

“Bridge Loan Documents” means, collectively, the $1,000,000 Note, the $1,000,000 Loan Agreement, the $2,000,000 Note, the $2,000,000 Loan Agreement, the $702,703 Note, the $702,703 Loan Agreement and the related documents entered into in connection therewith as the same may be amended or modified from time to time.

“Bridge Loans” means, collectively, the loans and extensions of credit by under, or as evidenced by, the $1,000,000 Note, the $1,000,000 Loan Agreement, the $2,000,000 Note, the $2,000,000 Loan Agreement, the $702,703 Note, and the $702,703 Loan Agreement.

 “Collateral” means any and all property, rights or interests pledged as security for any of the Senior Debt, the Subordinate Debt, or the WAA Debt.

“Collateral Agreement” means that certain Guarantee and Collateral Agreement dated concurrently herewith made by Borrower and each of the Guarantors in favor of Lender.

“Enforcement Notice” means a notice by any Subordinate Lender to the Senior Lender that a default under the Subordinate Debt has occurred and that one or more Subordinate Lenders intends to enforce its remedies on account thereof.  Such notice shall contain a reasonable description of the nature of the default and the action Subordinate Lender proposes to take with respect thereto.

“Insolvency Proceedings” has the meaning given to such term in Section 3.

“Lender Loan Documents” means the Bridge Loan Documents, the Lender Amendment, the Second Lender Amendment, the Third Lender Amendment, the Fourth Lender Amendment, Collateral Agreement, and all other instruments and documents executed or delivered in connection therewith and all instruments and documents executed or delivered in connection with the Bridge Loans, as any of the same may be amended or modified from time to time.

“Lien Enforcement Action” shall mean any action, whether legal, equitable, judicial, non-judicial, or otherwise, to enforce any assignment, lien, security interest, or other encumbrance now or in the future securing all or any indebtedness or other obligations,  including, without limitation, exercise of any assignments of production or the right to receive proceeds thereof, division orders or letters in lieu of division orders, any offset, repossession, foreclosure, public sale, private sale, or retention of all or any part of an asset for any indebtedness or obligations.

“Restricted Person” means Borrower, each Guarantor, and each direct or indirect subsidiary of Borrower or any Guarantor.

“Senior Debt” means all indebtedness, liabilities, and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising, of the Restricted Persons owed to Lender under the Lender Loan Documents, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency, or similar proceeding with respect to any Restricted Person whether or not allowed as a claim in such proceeding) all loans, letters of credit reimbursement obligations, premiums, fees, charges, expenses, and/or indemnities arising under or in connection with the Lender Loan Documents as same may be amended, modified, extended or restated from time to time.

“Senior Debt Termination Date” means the first date on which all Senior Debt has been indefeasibly paid in full, other than contingent indemnification obligations with respect to which no claims have been made by Senior Lender against Borrower or any Guarantor.

“Senior Lender” means Lender, its successors and assigns, and any person or entity who refinances or acquires all or any portion of the Senior Debt.

“Senior Loan Documents” means the Lender Loan Documents and all other instruments and documents heretofore entered into between Lender and Borrower, any

Guarantor, or any other Restricted Person, as any of the same may be amended or modified from time to time (to the extent any such amendment or modification is not in violation of the terms of this Agreement).

“Subordinate Debt” means all indebtedness and other obligations now and from time to time hereafter owing by the Restricted Persons to Subordinate Lender, including without limitation the indebtedness and obligations evidenced by the White Star Notes and including principal, interest, fees, and charges and all other present or future liabilities, indebtedness, or obligations of the Restricted Persons to Subordinate Lenders as same may be, subject to Section 5 hereof, amended, modified, extended or restated from time to time.

“Subordinate Debt Enforcement Action” means (i) acceleration of payment of any portion of the Subordinate Debt, (ii) any judicial action or proceeding against Borrower or any of its property with respect to any portion of the Subordinate Debt or any action or proceeding by Subordinate Lender with respect to the disposition of any Collateral, (iii) joinder by Subordinate Lender with any creditor in initiating any Insolvency Proceeding with respect to any Restricted Party, and (iv) the exercise of any other remedy with respect to any portion of the Subordinate Debt.

“Subordinate Lender” means each of the White Star Lenders, and each of their respective successors and assigns and any person or entity who refinances or acquires all or any portion of the Subordinate Debt.

“Subordinate Loan Documents” means the White Star Notes, the White Star Amendment, and the related documents entered into in connection therewith as the same may be amended or modified from time to time (to the extent any such amendment or modification is not in violation of the terms of this Agreement).

“Subordinate Notes” means the White Star Notes as same may be supplemented, amended, modified, restated, or assigned and all other notes given in substitution therefor or in modification, renewal, extension, or restatement thereof in whole or in part (to the extent any such modification, renewal or extension is not in violation of the terms of this Agreement or the Lender Loan Documents).

“WAA Collateral” means the “Collateral” as defined in the WAA Note as it exists and is in force on the date hereof.

“WAA Debt” means all indebtedness currently owed by Borrower to WAA under the WAA Note as it exists and is in force on the date hereof.

“WAA Loan Documents” means the WAA Note and the related documents entered into in connection therewith as the same may be amended or modified from time to time (to the extent any such amendment or modification is not in violation of the terms of this Agreement).

2.

Subordination of Subordinate Debt and WAA Debt to Senior Debt.  Notwithstanding any other provision of any Subordinate Loan Document, WAA Loan Document, or any other document executed by any Restricted Person in connection therewith, or any Collateral now or hereafter securing the same, all Subordinate Debt and WAA Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of all Senior Debt.  Except as and to the extent provided in Sections 4, 5, and 6 below, neither Subordinate Lender nor WAA will ask, demand, sue for, take, or receive from any Restricted Person, by set-off or in any other manner, direct or indirect payment (whether in cash or property) of the whole or any part of the Subordinate Debt or the WAA Debt, or any transfer of any property in payment of or as security therefor, until the Senior Debt Termination Date.

3.

Distributions in Liquidation and Bankruptcy.  In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Restricted Persons or the proceeds thereof (including any assets now or hereafter securing any Subordinate Debt) to creditors of the Restricted Persons or upon any indebtedness of the Restricted Persons, as a result of the liquidation, dissolution, or other winding up, partial or complete, of the Restricted Persons, or as a result of any receivership, insolvency, or bankruptcy proceeding, or assignment for the benefit of creditors or marshaling of assets, or as a result of any proceeding by or against the Restricted Persons for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions (all of the foregoing are herein collectively called “Insolvency Proceedings”), or extensions, or as a result of the sale of all or substantially all of the assets of Borrower, then in such event:

(a)

Senior Lender and WAA shall share equally in any payments to the extent made with WAA Collateral (whether or not such WAA Collateral consists of Collateral) or proceeds of WAA Collateral, until such time as the WAA Loan has been paid in full.  Thereafter, Senior Lender shall be entitled to receive payment in full of all Senior  Debt, to the extent made with WAA Collateral or proceeds of WAA Collateral, before Subordinate Lender shall be entitled to receive any payment or other distribution on, or with respect to, the Subordinate Debt;

(b)

Senior Lender shall be entitled to receive payment in full of all Senior Debt before Subordinate Lender shall be entitled to receive any payment or other distributions on, or with respect to the Subordinate Debt;

(c)

Any payment or distribution of any kind or character, whether in cash, securities, or other property, which but for these provisions would be payable or deliverable upon or with respect to the Subordinate Debt or the WAA Debt, shall instead be paid or delivered directly to Senior Lender, (i) for application as provided in subsection (a) above if made with WAA Collateral or proceeds of WAA Collateral or (ii) if made otherwise for application on the Senior Debt, in either event whether then due or not due, until the Senior Debt Termination Date;

(d)

Subordinate Lender and WAA shall duly and promptly take such action as may reasonably be requested by Senior Lender to assist in the collection of the Subordinate Debt and the WAA Debt for the account of any holder of the Senior Debt, including, without limitation, the filing of appropriate proofs of claim with respect to the Subordinate Debt and the WAA Debt;

(e)

Subordinate Lender and WAA each authorizes Senior Lender as its attorney-in-fact to prove the Subordinate Debt and WAA Debt, respectively, in any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation, or insolvency law or statute now or hereafter in effect in any jurisdiction;

(f)

Should any direct or indirect payment be made to Subordinate Lender or WAA upon or with respect to the Subordinate Debt or the WAA Debt prior to the Senior Debt Termination Date in connection with an Insolvency Proceeding, Subordinate Lender or WAA will forthwith deliver the same to Senior Lender, in precisely the form received (except for the endorsement or assignment by Subordinate Lender or WAA where necessary) for application on the Senior Debt, whether then due or not due.  Until so delivered, the payment or distribution shall be held in trust by Subordinate Lender or WAA as property of Lender for the benefit of the holders of the Senior Debt.  In the event of failure of Subordinate Lender or WAA to make any such endorsement or assignment, Senior Lender and each of its officers and employees are hereby irrevocably authorized to make the same;

(f)

Notwithstanding anything to the contrary herein, Subordinate Lender and WAA shall each be permitted to receive and retain in replacement or satisfaction of (in whole or in part) the Subordinate Debt and the WAA Debt, to the extent provided for in an Insolvency Proceeding, equity securities or debt securities that are subordinated to at least the same extent as the Subordinate Debt and the WAA Debt;

(g)

Subordinate Lender and WAA each agrees not to vote its claims or interests in any such proceeding (including voting for confirmation of any plans of reorganization) that would not give full effect to this Agreement; and

(h)

The grant of Liens to secure the Senior Debt, Liens to secure the Subordinate Debt, and Liens to secure the WAA Debt constitute three separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Subordinate Debt, the WAA Debt and the Senior Debt are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in any proceeding described in this Section 3.

4.

Permitted Payments.

(a)

Prior to the Senior Debt Termination Date, except as permitted pursuant to the immediately following sentence, Subordinate Lender shall not receive or accept any payment from any Restricted Person with respect to the Subordinate Debt, including without limitation payment of principal, interest, default interest, or other fees and expenses unless such payment is approved in writing by Senior Lender.  In the event Senior Lender does not exercise the Purchase Option described in Subsection 6(d), Subordinate Lender may from time to time thereafter request that Borrower convert all or any portion of the Subordinate Debt into common stock of Borrower and Borrower may agree to such request; provided, however, that prior to any such conversion Subordinate Lender shall notify Senior Lender of the agreed terms of such conversion and Senior Lender shall have the option, for a period of five days after delivery of such notice, to purchase from Subordinate Lender all of the common stock proposed to be issued by Borrower in such conversion for a price equal to the amount of the Subordinate Debt (including principal and interest) proposed to be converted.

(b)

Prior to the Senior Debt Termination Date, WAA shall not receive or accept any payment from any Restricted Person with respect to the WAA Debt, including without limitation payment of principal, interest, default interest, or other fees and expenses, unless such payment is approved in writing by Senior Lender and Subordinate Lender; provided that, so long as no default or event of default under any Senior Debt or Subordinate Debt exists, then Borrower may pay and WAA may accept (i) payments of accrued interest on the WAA Debt and (ii) payments of principal only on the WAA Debt aggregating not more than five percent of the net amount received by Borrower from the proceeds of any financing from and after January 26, 2009 (“Permitted Payments”).

(c)

In the event either Subordinate Lender or WAA receives any payment on the Subordinate Debt or the WAA Debt in violation of the foregoing, Subordinate Lender or WAA will hold any such payment in trust for Senior Lender or Subordinate Lender, as appropriate, and forthwith turn it over to Senior Lender or Subordinate Lender, as appropriate, in precisely the form received (except for the endorsement or assignment by Subordinate Lender or WAA where necessary), for application consistent with the terms of this Agreement, whether then due or not due.  In the event of failure of Subordinate Lender or WAA to make any such endorsement or assignment, Senior Lender and Subordinate Lender, as appropriate, and each of its respective officers and employees are hereby irrevocably authorized to make the same.

5.

Modifications.

(a)

Except as permitted under Subsection 4(a) above, Subordinate Lender, WAA, and Borrower covenant and agree not to modify or amend, or to permit the modification or amendment of, any of the Subordinate Loan Documents or the WAA Loan Documents without the prior written consent of Senior Lender; provided, that this Subsection 5(a) shall not be deemed to limit the ability of Subordinate Lender or WAA to forbear, grant temporary waivers, to give consents, to take unilateral actions contemplated by the terms of the Subordinate Loan Documents or WAA Loan Documents or to take other actions with respect to the Subordinate Loan Documents or the WAA Loan Documents to the extent not in violation of the terms of this Agreement which do not have the effect of amending or modifying the terms of the Subordinate Loan Documents or the WAA Loan Documents.

(b)

Senior Lender may modify or amend any of the Senior Loan Documents without the prior written consent of Subordinate Lender or WAA without impairing or releasing any of Senior Lenders’ rights or any of the obligations of Subordinate Lender or WAA under this Agreement.

6.

Exercise of Remedies.

(a)

Except as expressly provided in Subsections 6(b), (c), and (d) prior to the Senior Debt Termination Date neither Subordinate Lender nor WAA shall take any Lien Enforcement Action towards the collection of the Subordinate Debt or the WAA Debt or the payment of any other amounts in respect of the Subordinate Debt or the WAA Debt, including without limitation:  (i) accelerating the maturity of the Subordinate Debt or the WAA Debt, (ii) suing for payment of the Subordinate Debt or the WAA Debt (including, without limitation, the commencement or joining with any other creditors of any Restricted Person in the commencement of any bankruptcy, reorganization, receivership, or insolvency proceeding against any Restricted Person except as expressly provided in Section 7), (iii)  exercising any right of set-off for the collection of any amounts due in respect of the Subordinate Debt or the WAA Debt, or (iv) commencing or prosecuting a Lien Enforcement Action.

(b)

Notwithstanding anything in Subsection 6(a) to the contrary, the Subordinate Lender and WAA may (i) declare any default pursuant to the terms of the Subordinate Loan Documents or the WAA Loan Documents, (ii) if the Senior Debt shall have become due and payable, whether at maturity, by acceleration or otherwise, accelerate the maturity of the Subordinate Debt and the WAA Debt, (iii) accrue interest at the default rate of interest as set forth and pursuant to the terms of the Subordinate Loan Documents and the WAA Loan Documents, and (iv) subject to the provisions of Section 3, file proofs of claim to the extent necessary to protect that status of the claims of the Subordinate Lender and WAA.

(c)

Nothing herein shall prevent the Subordinate Lender or WAA from taking such steps as it reasonably requires in its discretion to ensure that any adequate protection offered to the Senior Debt is also provided to the Subordinate Debt and the WAA Debt, provided that such steps, and any action related thereto, are taken in accordance with the terms of this Agreement.  Subordinate Lender and WAA shall each retain the right to vote, file a proof of claim, and otherwise act with respect to the Subordinate Debt and the WAA Debt, respectively (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), subject to the terms of this Agreement.

(d)

In the event the Subordinate Debt is not paid when due on the “Maturity Date” (as defined in the White Star Amendment) as provided in the Subordinate Loan Documents and Subordinate Lender desires to exercise its remedies under the Subordinate Loan Documents, then Subordinate Lender may deliver to Senior Lender an Enforcement Notice.  Senior Lender shall have the option (the “Purchase Option”) for a period of ten days after delivery of an Enforcement Notice (the “Option Period”) to purchase all, but not less than all, of the Subordinate Debt for a purchase price equal to the outstanding principal and accrued interest on the Subordinate Debt.  In the event Senior Lender does not exercise the Purchase Option, then Subordinate Lender may, at any time after the expiration of the Option Period, from time to time thereafter (whether or not a portion of the Subordinate Debt has been converted as permitted by Subsection 4(a)) commence a Subordinate Debt Enforcement Action and may continue to prosecute such action to conclusion (including without limitation, collections on any judgment or the liquidation of any collateral); provided, however, that no such action shall affect Senior Lender’s lien on the Collateral which shall at all times remain superior to any lien or other interest of Subordinate Lender on or in the Collateral.

(e)

In no event, other than as permitted under Subsection 6(d), may a lien on any asset securing the Subordinated Debt or the WAA Debt be foreclosed upon prior to a lien on the same asset securing the Senior Debt being foreclosed upon.  In no event shall Senior Lender, Subordinate Lender, or WAA contest, in any manner, or bring (or voluntarily join in) any action or proceeding for the purpose of contesting the creation, legality, validity, perfection, enforceability, or priority of or seeking to avoid, any lien granted in the Collateral to secure the Subordinate Debt, the Senior Debt, or the WAA Debt.

7.

Bankruptcy.

Until the Senior Debt Termination Date, neither Subordinate Lender nor WAA may, without the prior written consent of Senior Lender, commence, or join with any other person or entity in commencing, any proceeding against any person or entity with respect to the Subordinate Debt or the WAA Debt under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation, or insolvency law or statute now or hereafter in effect in any jurisdiction.

8.

Continuing Subordination.  The subordination effected by these provisions is a continuing subordination and may not be modified or terminated by Subordinate Lender, WAA, or any other holder of any Subordinate Debt or WAA Debt until the Senior Debt Termination Date.  Subject to the provisions of this Agreement, at any time and from time to time, without consent of or notice to, Subordinate Lender, WAA, or any other holder of Subordinate Debt or WAA Debt:

(a)

Senior Lender may exercise or refrain from exercising any rights under the Senior Loan Documents, or any other agreement, instrument, or document relating to the Senior Debt;

(b)

The maturity of the Senior Debt may be accelerated and any Collateral security therefor or any other rights of Senior Lender may be exchanged, sold, surrendered, released, or otherwise dealt with, in accordance with the terms of any present or future agreement with Borrower and any other agreement of subordination (and the debt covered thereby) may be surrendered, released, or discharged subject to the provisions of Section 10 hereof; and

(c)

Any person or entity liable in any manner for payment of any Senior Debt may be released by holders of Senior Debt.

9.

Waivers.  Subordinate Lender and WAA each hereby waives and agrees not to assert: (a) any right, now or hereafter existing, to require Senior Lender to proceed against or exhaust any Collateral at any time securing the Senior Debt, or to marshal any assets in favor of Subordinate Lender, WAA, or any other holder of Subordinate Debt or WAA Debt or to receive notice that Senior Lender has elected to, or is pursuing, remedies against the Collateral; and (b) any notice of the incurrence of Senior Debt, it being understood that Senior Lender may, in reliance upon these subordination provisions, make advances under the Senior Loan Documents, or any other agreement, document, or instrument now or hereafter relating to the Senior Debt (in compliance with the terms of this Agreement), without notice to or authorization of Subordinate Lender or WAA.

10.

Lien Subordination and Dispositions.  Any lien, security interest, encumbrance, charge, or claim of Subordinate Lender on any assets or property of the Restricted Persons or any proceeds or revenues therefrom which Subordinate Lender may have at any time as security for any Subordinate Debt shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted by the Restricted Persons to Senior Lender, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance, or claim or charge or the provision of any applicable law.  Any lien, security interest, encumbrance, charge, or claim of WAA on any assets or property of the Restricted Persons, other than the WAA Collateral, or any proceeds or revenues therefrom which WAA may have at any time as security for any WAA Debt shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted by the Restricted Persons to Senior Lender, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance, or claim or charge or the provision of any applicable law.  Any lien, security interest, encumbrance, charge, or claim of WAA on the WAA Collateral, or any proceeds or revenues therefrom, shall be, and hereby is, made pari passu with all liens, security interests, or encumbrances now or hereafter granted by the Restricted Persons to Senior Lender, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance, or claim or charge or the provision of any applicable law.  Senior Lender, may release or dispose of any or all of the Collateral for the Senior Debt (any such release or disposition is herein referred to as a “Disposition”) free of any and all security interests and liens, including without limitation security interests and liens created in favor of Subordinate Lender and WAA, (a) if such Disposition is permitted by the Senior Loan Documents or (b) through judicial or nonjudicial proceedings, in accordance with applicable law, including taking title; provided, however, that in the case of WAA Collateral, WAA has consented to such Disposition.  Subordinate Lender and WAA agree that any such Disposition described in the immediately preceding clause (a) shall be made free and clear of all security interests and liens granted to the holders of the Subordinate Debt and the WAA Debt, and any such Disposition described in the immediately preceding clause (b) of so much of the Collateral for the Senior Debt as is necessary to satisfy in full all of the principal of, interest on and costs of collection of the Senior Debt shall be made free and clear of all security interests and liens granted to the holder of the Subordinate Debt and the WAA Debt provided the entire proceeds (after deducting expenses of sale) are applied in reduction of the Senior Debt.  Subordinate Lender retains all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such Disposition of the Collateral following indefeasible payment in full of the Senior Debt.

11.

Subrogation.  Until the Senior Debt Termination Date, Subordinate Lender and WAA each hereby agrees it shall not assert any rights of subrogation with respect to the rights of Senior Lender to receive payments or distributions and with respect to any rights to any Collateral for the Senior Debt.

12.

Subordination Not Impaired by Borrower.  No right of any holder of Senior Debt to enforce the subordination of the Subordinate Debt and the WAA Debt shall be impaired by any act or failure to act by Borrower or by its failure to comply with these provisions.

13.

No Third Party Beneficiaries.  This Agreement is not intended to give or confer any rights to any person other than the holders of the Senior Debt, the Subordinate Debt, and the WAA Debt.  No other party, including Borrower, is intended to be a third party beneficiary of this Agreement.

14.

Representations and Warranties of Subordinate Lender.  Subordinate Lender hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by Subordinate Lender of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument, or other agreement to which Subordinate Lender is a party or by which it or its property may be bound or affected; (b) Subordinate Lender has full power, authority, and legal right to make and perform this Agreement; and (c) this Agreement is the legal, valid, and binding obligation of Subordinate Lender, enforceable against Subordinate Lender in accordance with its terms.

15.

Representations and Warranties of WAA.  WAA hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by WAA of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument, or other agreement to which WAA is a party or by which it or its property may be bound or affected; (b) WAA has full power, authority, and legal right to make and perform this Agreement; (c) this Agreement is the legal, valid, and binding obligation of WAA, enforceable against WAA in accordance with its terms; and (d) other than the security interest in the WAA Collateral, the WAA Debt is unsecured.

16.

Representations and Warranties of Senior Lender.  Senior Lender hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by Senior Lender of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument, or other agreement to which Senior Lender is a party or by which it or its property may be bound or affected; (b) Senior Lender has full power, authority, and legal right to make and perform this Agreement; and (c) this Agreement is the legal, valid, and binding obligation of Senior Lender, enforceable against Senior Lender in accordance with its terms.

17.

Further Assurances.  Each party hereto will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that are necessary and that Senior Lender may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable a party to exercise and enforce its rights and remedies hereunder.

18.

Defenses Similar to Suretyship Defenses.  All rights and interests of Senior Lender hereunder, and all agreements and obligations of Subordinate Lender and WAA hereunder shall remain in full force and effect irrespective of:

(a)

any lack of validity or enforceability of any Senior Loan Document;

(b)

the consent of either Subordinate Lender or WAA to any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from any Senior Loan Document;

(c)

any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt;

(d)

any failure, omission, delay or lack on the part of Senior Lender to enforce, assert or exercise any right, power or remedy conferred on it in any of the Senior Loan Documents or this Agreement or the inability of Senior Lender to enforce any provision of the Senior Loan Documents or this Agreement;

(e)

the failure of Senior Lender to give notice to Subordinate Lender or WAA of an Event of Default, a Default or of any act or omission of Borrower in regard to the Senior Loan Documents; or

(f)

any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Senior Debt or the Subordinate Lender or WAA in respect of this Agreement.

(g)

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by Senior Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

(h)

Any judgment, order or decree by any court or governmental agency or authority that a payment or distribution by any Restricted Person to Senior Lender upon the Senior Debt is a preference or fraudulent transfer under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by Senior Lender or paid by it to any other Person.

19.

No Waiver.  No failure on the part of a party hereto to exercise, no delay in exercising, and no course of dealing with respect to any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.  This Agreement may not be amended or modified except by written agreement of Senior Lender, Subordinate Lender, WAA, Borrower, and each Guarantor and no consent or waiver hereunder shall be valid unless in writing and signed by the party providing the consent or waiver.

20.

Successor and Assigns.  This Agreement, and the terms, covenants, and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors, and assigns, including without limitation any successor or assign of WAA or any party who hereafter becomes a Subordinate Lender or a Senior Lender.

21.

Specific Performance.  Senior Lender and Subordinate Lender are each hereby authorized to demand specific performance of this Agreement, whether or not the Restricted Persons shall have complied with any of the provisions hereof applicable to it, at any time when any of Subordinate Lender, Senior Lender, or WAA shall have failed to comply with any of the provisions of this Agreement applicable to it.  Each party hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

22.

Expenses.  In the event of a dispute arising hereunder, the parties agree that the prevailing party shall be entitled to recover its reasonable costs, including attorneys’ fees and legal expenses, incurred in connection with such litigation from the other party.

23.

Prior Intercreditor Agreements.  The WAA Intercreditor Agreement is hereby terminated and shall be of no further force or effect.  The White Star Intercreditor Agreement is hereby suspended; provided, that, the parties acknowledge that the White Start Intercreditor Agreement shall govern the intercreditor relationship among Borrower, WAA, Subordinated Lender, and the Restricted Parties following the Senior Debt Termination Date.

24.

GOVERNING LAW.  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

25.

Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Intercreditor Agreement as of the date above written.

VOYANT INTERNATIONAL CORPORATION

By:
Name: Title:

ROCKETSTREAM, INC.

By:
Name: Title:

ZEROS & ONES TECHNOLOGIES, INC.

By:
Name: Title:

THE BROWN FAMILY TRUST

By:
Name: Title:

WAA, LLC

By:
Name: Title:

WHITE STAR LLC

By:
Name: Title:

Signature Page – Intercreditor Agreement

SRZ TRADING LLC

By:
Name: Title:

MUELLER TRADING L.P.

By:
Name: Title:

Jason Lyons

Signature Page – Intercreditor Agreement